Schedule of Showing Components of Business Purchase Price (Detail) (USD $) In Thousands, unless otherwise specified		0 Months Ended
	Dec. 31, 2012	Aug. 31, 2011 Cyalume Specialty Products Inc [Member]
Business Acquisition [Line Items]
Cash Consideration		$ 2,500
Cash Acquired		200
Cash Paid, Net of Cash Acquired		2,300
712,771 shares of Cyalume common stock, at fair value		2,500
Contingent consideration, at fair value	0	1,573 [1]
Total consideration		$ 6,573

[1]	The contingent consideration liability had increased to $1,632,000 as of December 31, 2011 and was fully paid as December 31, 2012. See Note 25 for a description of how we estimate the fair value of this contingent consideration on a recurring basis. See Note 20 for more information on the payment of the contingent consideration liability.